NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Global Growth Fund

Supplement dated July 30, 2012
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective September 1, 2012, the information under the heading “Portfolio Management,” under the subheading “Portfolio Counselors,” on page 3 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Steven T. Watson	Senior Vice President – Capital World Investors, a division of Capital Research	Since 1990
Paul A. White	Senior Vice President – Capital World Investors, a division of Capital Research	Since 1999
Martin Jacobs	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2001

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE